SUPPLEMENT DATED MAY 8, 2009 TO EACH OF THE FOLLOWING:
BB&T FUNDS CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS,
BB&T MONEY MARKET FUNDS ALL SHARE CLASSES PROSPECTUS AND
BB&T FUNDS STATEMENT OF ADDITIONAL INFORMATION
each dated February 1, 2009, as amended
BB&T EQUITY INDEX FUND CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS AND
BB&T EQUITY INDEX FUND STATEMENT OF ADDITIONAL INFORMATION
each dated May 1, 2009
Effective immediately, this Supplement provides the following amended and supplemental information to each Prospectus and Statement of Additional Information:
Effective June 1, 2009, Class B shares of the Funds will be closed to new accounts and additional purchases by existing shareholders. Accordingly, the cover page of each Prospectus is amended to state that “Class B Shares are not offered for sale effective June 1, 2009.”
If you hold Class B shares on or after June 1, 2009, you may:
•	Continue as a Class B shareholder;

•	Continue to reinvest dividends and distributions into Class B shares; and

•	Exchange your Class B shares of a BB&T Fund for Class B shares of other BB&T Funds, as permitted by existing exchange privileges.
Investors who currently invest in Class B shares through an automatic investment plan will no longer be able to do so after the close of business on May 29, 2009. Please contact your investment professional or the BB&T Funds Shareholder Services Desk at 800-228-1872 no later than May 22, 2009 to discuss your options as they relate to your automatic investment election.
All other Class B share characteristics, including but not limited to Rule 12b-1 plan service and distribution fees, contingent deferred sales charges and conversion features, as applicable, will remain unchanged.
The Prospectuses and Statements of Additional Information are revised accordingly.
INVESTORS SHOULD RETAIN THIS SUPPLEMENT
WITH THE PROSPECTUS AND SAI
FOR FUTURE REFERENCE
BCLASS-SUP-0509